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                                                                   EXHIBIT 10.26

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 ODefault UserFinancial Printing GroupGDSVF&H\181545.1

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE STOCK

Corporation:                Internet Travel Network, a California Corporation
Number of Shares:           15,060
Class of Stock:             Series B Preferred
Initial Exercise Price:     $1.66 per share
Issue Date:                 April 15, 1997
Expiration Date:            April 15, 2002 (subject to Article 5.1)

          THIS WARRANT CERTIFIES THAT, in consideration of the payment of $1.00 and for other good and valuable consideration, IMPERIAL BANK or its registered assignee ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of INTERNET TRAVEL NETWORK (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

                                  ARTICLE 1.

                                   EXERCISE

          1.1  Method of Exercise. Holder may exercise this Warrant by
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delivering this Warrant and a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

          1.2  Conversion Right. In lieu of exercising this Warrant as specified
               ----------------
in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

          1.3  Fair Market Value. If the Shares are traded regularly in a public
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market, the fair market value of the Shares shall be the closing price of the
Shares (or the closing price of
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the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm or appraiser to undertake such valuation. If the valuation of such investment banking firm or appraiser is greater than that determined by the Board of Directors, then all reasonable fees and expenses of such investment banking firm shall be paid by the Company and if such valuation is less, such fees and expenses shall be paid by Holder. In all other circumstances, such fees and expenses shall be paid by Holder.

          1.4  Delivery of Certificate and New Warrant. Promptly after Holder
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exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired

          1.5  Replacement of Warrants. On receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

          1.6  No Fractional Shares of Scrip. No fractional shares or scrip
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representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

          1.7  Repurchase on Sale, Merger, or Consolidation of the Company.
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               1.7.1  "Acquisition". For the purpose of this Warrant,
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"Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

               1.7.2  Assumption of Warrant. If upon the closing of any
                      ---------------------
Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

               1.7.3  Nonassumption.  If upon the closing of any Acquisition the
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successor entity does not assume the obligations of this Warrant and Holder has not otherwise

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exercised this Warrant in full, and at such time the fair market value per Share exceeds the Warrant price per Share then in effect, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

                                  ARTICLE 2.

                           ADJUSTMENTS TO THE SHARES

          2.1  Stock Dividends, Splits, Etc. If the Company declares or pays a
               ----------------------------
dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

          2.2  Reclassification, Exchange or Substitution. Upon any
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reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3  Adjustments for Combinations, Etc. If the outstanding Shares are
               ---------------------------------
combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

          2.4  Adjustments for Diluting Issuances. The Warrant Price and the
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number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time, in the manner set forth on Exhibit A, if attached, in the event of Diluting Issuances (as defined on Exhibit A).

          2.5  No Impairment. The Company shall not, by amendment of its
               -------------
Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the

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Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

          2.6  Certificate as to Adjustments. Upon each adjustment of the
               -----------------------------
Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

                                  ARTICLE 3.

                 REPRESENTATIONS AND COVENANTS OF THE COMPANY

          3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

               (a) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance in accordance herewith, duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances created by the Company except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

          3.2  Notice of Certain Events. If the Company proposes at any time (a)
               ------------------------
to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

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          3.3  Information Rights. So long as the Holder holds this Warrant
               ------------------
and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual financial statements of the Company, and if such annual statements are audited the audit reports with respect thereto, (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

          3.4  Registration Under Securities Act of 1933, as amended. The
               -----------------------------------------------------
Company agrees that the Shares shall be subject to the registration rights set forth on Exhibit B.

                                  ARTICLE 4.

                    REPRESENTATIONS AND COVENANTS OF HOLDER

          This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

               (a)  Investment Purpose. The right to acquire Preferred Stock or
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the Preferred Stock issuable upon exercise of the Holder's rights contained herein or the Common Stock issuable upon conversion of the Preferred Stock will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

               (b)  Private Issue. The Holder understands (i) that the Preferred
                    -------------
Stock issuable upon exercise of this Warrant or the Common Stock issuable upon conversion of the Preferred Stock is not registered under the Securities Exchange Act of 1933 (the "1933 Act") or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 4.

               (c)  Disposition of Holder's Rights. In no event will the Holder
                    ------------------------------
make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights or the Common Stock issuable upon conversion of the Preferred Stock unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Holder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights or the Common Stock issuable upon conversion of the Preferred Stock do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock or the Common Stock issuable upon conversion of the Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the

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Holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specified that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of a share of Preferred Stock or the Common Stock issuable upon conversion of the Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to received from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock or the Common Stock issuable upon conversion of the Preferred Stock no bearing any restrictive legend.

               (d)  Financial Risk. The Holder has such acknowledge and
                    --------------
experience in financial and business matters as to be capable on evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

               (e)  Risk of No Registration. The Holder understands that if the
                    -----------------------
Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant, or
(ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities or the Common Stock issuable upon conversion of the Preferred Stock for an indefinite period. The Holder also understands that any sale of its rights of the Holder to purchase Preferred Stock or the Common Stock issuable upon conversion of the Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

               (f)  Accredited Investor. Holder is an "accredited investor"
                    -------------------
within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.


                                  ARTICLE 5.

                                 MISCELLANEOUS

          5.1  Term:  Notice of Expiration. This Warrant is exercisable, in
               ---------------------------
whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

          5.2  Legends.  This Warrant and the Shares (and the securities
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issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR

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          OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER
          SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          5.3  Transfer Procedure. Subject to the provisions of Section 5.2,
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Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuables, directly or indirectly, upon conversion of the Shares, if any) only with the prior written consent of the Company, such consent not to be unreasonably withheld, by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Notwithstanding the foregoing, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

          5.4  Notices.  All notices and other communications from the Company
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to the Holder, or vice versa, shall be given in writing and shall be deemed delivered and effective when given personally or five days after deposit in the United Stated mail by registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

          5.5  Waiver.  This Warrant and any term hereof may be changed, waived,
               ------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          5.6  Attorneys' Fees. In the event of any dispute between the parties
               ---------------
concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

          5.7  Governing Law. This Warrant shall be governed by and construed in
               -------------
accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                 INTERNET TRAVEL NETWORK

                                 By:_________________________

                                 Name:_______________________

                                 Title:______________________

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